Visa Inc. Fiscal First Quarter 2014 Financial Results January 30, 2014 Exhibit 99.2

Fiscal First Quarter 2014 Financial Results
2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," "could,"
"should," "will," "will continue" and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, earnings per share, free cash flow, and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
•
the impact of laws, regulations and marketplace barriers, including:
• rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payment networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•
increased regulation in jurisdictions outside of the United States and in other product categories;
•
increased government support of national payment networks outside the United States; and
•
increased regulation on consumer privacy, data use and security;
•
developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
• new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•
economic factors, such as:
•
economic fragility in the Eurozone and in the United States;
•
general economic, political and social conditions in mature and emerging markets globally;
•
material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and
•
material changes in our financial institution clients' performance compared to our estimates;
•
industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
•
system developments, such as:
•
disruption of our transaction processing systems or the inability to process transactions efficiently;
•
account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•
failure to maintain systems interoperability with Visa Europe;
•
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•
the loss of organizational effectiveness or key employees;
•
the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
•
natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2013, and our other filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.

Solid Fiscal First Quarter Results
Strong operating revenues of $3.2 billion, up 11% over prior year
Repurchased 5.5 million shares of class A common stock in
the open market at an average price of $199.56 per share,
using $1.1 billion of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Quarterly net income of $1.4 billion and diluted earnings per share of $2.20, up 9% and 14%, respectively, over prior year
Fiscal First Quarter 2014 Financial Results
3

Fiscal First Quarter 2014 Financial Results 4
Quarter ended September
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
13% 13% 13%
YOY Change
(nominal)
8% 12% 10%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
INTL
393
INTL
420
INTL 93 INTL 109
U.S.
522
U.S.
575
U.S.
250
U.S.
277
U.S.
272
U.S.
298
1,007
643
365
1,104
697
407
Total Visa Inc. Credit Debit
2012
2013
INTL
486
INTL
529
INTL = International

Fiscal First Quarter 2014 Financial Results 5
Quarter ended December
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
11% 12%
YOY Change
(nominal)
7% 10% 8%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the Press
Release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
INTL
425
INTL
449
INTL 105
INTL 124
U.S.
545
U.S.
590
U.S.
262
U.S.
287
U.S.
282
U.S.
303
1,075
688
387
1,163
736
427
Total Visa Inc. Credit Debit
2012
2013
INTL
530
INTL
573
INTL =
International

Fiscal First Quarter 2014 Financial Results 6
Quarter ended December
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding.
Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Credit
38%
YOY
Change
9% 13%
Debit
62%
Credit
38%
21,557
14,159
23,597
15,985
Total Transactions Processed Transactions
2012
2013
Debit
62%

Quarter ended September
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. From time to time, previously submitted card information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
3% 8% 6%
2,067
789
1,278
2,188
811
1,377
Visa Inc. Credit Debit
2012
2013
Fiscal First Quarter 2014 Financial Results 7

Fiscal First Quarter 2014 Financial Results 8
Revenue – Q1 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
8% 11% 10%
Fiscal 2014 % of
Gross Revenues
16% 84%
3,399
(553)
2,846
3,754
(599)
3,155
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2013
Fiscal 2014

Fiscal First Quarter 2014 Financial Results 9
Revenue Detail – Q1 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
13% 11%
9%
0%
1,300
1,115
805
179
1,419
1,264
891
180
Service Revenues Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal 2013
Fiscal 2014

Fiscal First Quarter 2014 Financial Results 10
Operating Margin – Q1 2014
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
3%
15%
11%
3 ppts
2,846
1,046
1,800
63%
3,155
1,078
2,077
66%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin
Fiscal 2013
Fiscal 2014

Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
20% (15%)
4% 2%
16%
(4%)
NM
Operating Expense – Q1 2014
US$ in millions, except percentages
Fiscal First Quarter 2014 Financial Results 11
454
193
110
88
92
106
3
470
186
132
75
107 108
0
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
Provision
Fiscal 2013
Fiscal 2014

Fiscal First Quarter 2014 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of
$7.0 billion at the end of the fiscal first quarter
• Free cash flow of $1.6 billion for the fiscal first quarter
• Capital expenditures of $120 million during the fiscal first quarter

Fiscal First Quarter 2014 Financial Results 13
Financial Metrics for Fiscal Year 2014
Annual net revenue
growth
Client incentives as % of
gross revenues
Annual operating
margin
Annual diluted class A
common stock earnings
per share growth
Annual free cash flow
• Low double-digits on a constant dollar basis
• Negative 2 ppts foreign currency impact
• 16.5% to 17.5% range
• Low 60s
• Mid to high teens
• About $5 billion

Appendix

Fiscal First Quarter 2014 Financial Results
Calculation of Free Cash Flow
US$ in millions
A-1
Additions (+) /
Reductions (-) to
Net  income
Net income (as reported) 1,407
Capital Assets + Depreciation and amortization 107
- Capital expenditures (120)
(13)
Litigation + Litigation provision
-
- Settlement payments (1)
+ Settlement payments funded by litigation escrow -
(1)
Share-based Compensation + Share-based compensation 45
Pension + Pension expense
2
- Pension contribution
-
2
Taxes + Income tax provision
676
- Income taxes paid (96)
580
Changes in Working Capital
(1)
+/- Changes in other working capital accounts (443)
Total Free Cash Flow 1,577
Three Months Ended
December 31, 2013
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
(1)